Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Equity Income Fund

11|30|05

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
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What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Equity Income Fund

11| 30| 05 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Federal tax information	56
Brokerage commissions	57
About the Trustees	58
Officers	64

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

During the course of 2005, U.S. and global economies proved resilient in the face of some emerging challenges. Higher energy prices, mounting inflationary pressures, and damage caused by an unusually active hurricane season appeared at times to pose a risk to corporate earnings, raising investors’ concerns. The Federal Reserve Board’s program of interest-rate increases remained in effect throughout the year, as well. Nevertheless, in recent months the financial markets have demonstrated trends consistent with an expanding economy -- relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, our teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued increases in interest rates in 2006.

In our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. Also, in keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds throughout 2005 and wish you a happy and prosperous 2006.

Putnam Equity Income Fund: seeking to harness the power of dividends

When a company is in a building phase, profits are generally reinvested in areas such as research or infrastructure. However, a large mature company that has progressed beyond the growth stage will often use a portion of its profits for dividends, paid directly to its shareholders. Putnam Equity Income Fund is composed primarily of stocks of midsize and large companies that pay dividends to their shareholders.

The issuance of dividends can be a positive indicator. It signals that a company is profitable and has excess funds after its expenses are paid. It also represents management’s confidence in continued financial corporate health. Finally, dividends can act as tangible evidence of a company’s ability and commitment to create shareholder value. Dividends can also act as an incentive for investors to hold stock in a stable company that is not experiencing a great deal of growth.

Investors have historically turned to dividend-paying stocks for several reasons. They can offer a cash-in-hand return (versus future capital appreciation that may or may not occur), even in a bear market. They can also be reinvested, allowing an investor to take advantage of the power of compounding, which can serve as a valuable wealth-building benefit. And, should individual stocks decline in price, their dividend-paying counterparts can provide a cushion for portfolio returns, lessening the impact of other holdings’ losses. Dividend-paying stocks have traditionally played an important part in retirement planning by offering an income stream for investors on fixed incomes.

Dividends can bolster price appreciation or help offset share price declines.

By targeting undervalued stocks of dividend-paying companies, Putnam Equity Income Fund’s management team seeks to construct a portfolio of stocks whose issuing companies are undervalued and poised for positive change. The goal is to uncover stocks that will appreciate in value as the market recognizes their long-term worth. From the universe of U.S. mid- and large-capitalization value stocks, the team, together with Putnam’s equity analysts, seeks companies that are not only well established with solid fundamentals, but that continue to find ways to grow and remain profitable -- and offer above-average dividends.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Identified holdings were held during the specific
year; they will vary over time. The fund may not have
continued to hold the security in the portfolio, and
may have sold it at a loss. Performance of identified
holdings in a year may not be representative of the
fund’s returns during the same period. Securities
purchased in the future may not generate similar
returns. This is not an offer to sell or a recommendation
to buy any individual security. For more information
on current fund holdings, see pages 9 and 32.

Putnam Equity Income Fund seeks to invest in undervalued stocks of mid-and large-cap companies that are poised to experience positive change that may improve financial performance. The fund targets stocks of mature companies that pay above-average dividend yields, and it may be appropriate for conservative investors who seek capital appreciation and current income.

Highlights

  For the 12 months ended November 30, 2005, Putnam Equity Income Fund’s class A shares returned 8.99% without sales charges.
  Over the same period, the fund’s benchmark, the Russell 1000 Value Index, returned 9.96%.
  The average return for the fund’s Lipper category, Equity Income Funds, was 8.39%.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 11/30/05

Since the fund’s inception (6/15/77), average annual return is 10.93% at NAV and 10.72% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	9.96%	9.37%	158.51%	144.83%

5 years	5.98	4.85	33.72	26.73

3 years	12.82	10.80	43.59	36.04

1 year	8.99	3.28	8.99	3.28

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

Despite rising interest rates and mild inflation, equity markets generated healthy returns during your fund’s 2005 fiscal year. The fund’s return in absolute terms reflects the market’s generally favorable conditions. The fund’s results lagged those of its benchmark, most likely because it places greater emphasis on stocks with attractive dividend yields, while stocks with low yields or no dividends outperformed during the period. However, the fund modestly outperformed the average for its competitive universe, based on results at net asset value (NAV, or without sales charges), Lipper Equity Income Funds. We attribute this to our stock-selection discipline, which influences not only our decisions on which stocks to buy, but also which to avoid. As might be expected, certain portfolio holdings performed well while others did not meet our expectations during the period. For the most part, we believe these latter holdings continue to represent attractive long-term potential and may achieve their potential when the market comes to recognize their inherent value.

Market overview

The stock market advanced in an environment of robust corporate earnings growth and healthy profits. At this point in the economic cycle, many companies have reduced their debt levels and are now looking for ways to invest their capital to spur growth and enhance shareholder value. The period saw an increase in merger and acquisition (M&A) activity, as well as higher dividend payouts and accelerated share repurchasing programs. However, there were signs that the rate of economic growth was slowing under the weight of rising short-term interest rates and sustained high energy prices. As of  November 30, 2005, the federal funds rate, the borrowing rate on overnight loans between banks that is set by the Federal Reserve Board (the Fed), had increased a full 3.25% from its level on June 30, 2004, when the Fed began its tightening policy. Meanwhile, high energy prices led to an uptick in inflation within the energy sector. As we head into winter and energy costs become a larger portion of consumers’ expenditures, concerns that inflation could spread to other sectors have increased.

Over the course of the year, stock market volatility intensified and there was a fair amount of rotation of assets among industry sectors. The best-performing sectors included energy, health care and utilities. Results for the remaining sectors were mixed.

Value stocks continued to outperform growth stocks. Smaller- and larger-capitalization stocks vied for dominance over the past few months of the fund’s fiscal year. Following strong small- and mid-cap performance in 2005, we believe that large-cap stocks are poised to take the lead going forward.

Strategy overview

Your fund invests in a well-diversified portfolio of undervalued large-cap stocks that we believe offer both attractive dividend income and the potential for long-term capital appreciation. During the period, we made slight adjustments to various sector weightings in an effort to enhance absolute and relative returns. We decreased the fund’s allocation to financial stocks while the benchmark Russell 1000 Value Index increased its exposure to the sector. As a result, the fund, which had been overweighted in financials relative to its benchmark, is now underweighted in this sector. Specifically, we reduced positions in certain regional banks, savings and loan institutions and trust banks, because we believed that net interest margins would

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 11/30/05.

Equities
Russell 1000 Value Index (large-company value stocks)	9.96%

S&P 500 Index (broad stock market)	8.44%

MSCI EAFE Index (international stocks)	13.25%

Russell Midcap Growth Index (midsize-company growth stocks)	16.20%

Bonds
Lehman Government Bond Index (U.S. Treasury and agency securities)	2.62%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.74%

Lehman Credit Index (corporate bonds)	2.28%

be squeezed. We redeployed those assets into property and casualty insurance companies whose stock prices reflected attractively low valuations, especially after Hurricane Katrina. We believe that this area of the insurance industry will be able to grow profitably, and companies that managed their risks well will actually benefit from the price increases they were able to implement after hurricanes Katrina and Rita. We also increased exposure to the cable industry; to basic materials, such as metals; and to information technology. We trimmed some of the fund’s positions in health care and, within the energy sector, shifted our focus from integrated oil companies to companies specializing in exploration and production.

Your fund’s holdings

Among the top contributors to portfolio returns for the period was Office Depot, the number-two office supplies retailer. The stock had been out of favor due to a lack of confidence in management. Under a new CEO, with a turnaround firmly established, the stock rebounded strongly over the summer months. We sold some shares to lock in profits, but we are maintaining a position in expectation of future growth. Hewlett-Packard (HP), which had been struggling after its controversial acquisition of Compaq, posted two consecutive quarters of improving profitability. The new CEO, formerly of NCR, made changes that benefited the company’s software and personal computer divisions. As the stock price advanced, we trimmed the

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

position a bit, but we are optimistic that there may be more appreciation over the long term. Property and casualty insurer ACE Limited was also among the fund’s top-performing stocks for the period. The company’s management team successfully reined in expenses and is expected to raise prices following the brutal hurricane season of 2005. In anticipation of these price increases, the stock produced a double-digit return on equity for shareholders over the period. We believe the company will be able to increase its share of the property and casualty market in 2006.

Tyco International, Masco, and Freddie Mac did not live up to our expectations during the period. Our relatively large position in Tyco International had been a positive contributor for several quarters; however, when the company missed an earnings target, its stock price slipped. Tyco’s electronics division, a supplier to the auto industry, suffered when that industry fell on hard times. In our view, though, Tyco’s various divisions are well managed and attractively valued. Tyco generates about $3 billion in free cash flow each year, and we expect management will use that cash to boost dividends, repurchase shares, and fund more acquisitions in the future. Masco manufactures building products and paints. The company ran into trouble when raw materials prices surged and it was not able to pass these costs along to

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 11/30/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry
Bank of America Corp. (5.3%)	Banking

Citigroup, Inc. (4.7%)	Financial

Chevron Corp. (4.2%)	Oil and gas

Exxon Mobil Corp. (4.2%)	Oil and gas

U.S. Bancorp (3.4%)	Banking

Tyco International, Ltd. (2.5%)	Conglomerates

Pfizer, Inc. (2.4%)	Pharmaceuticals

ACE, Ltd. (2.2%)	Insurance

Freddie Mac (2.0%)	Financial

Hewlett-Packard Co. (2.0%)	Computers

its customers. As a result, profit margins contracted and the stock price fell. We believe Masco’s strong management team will be able to restore profitability over time and so we have maintained a position in the stock. The changing regulatory environment for mortgage reseller Freddie Mac caused uncertainty and has depressed the stock price since 2004. Making matters worse, Freddie Mac came under fire in 2004 and 2005 for having overstated earnings. Under the leadership of its new CEO, we believe the company’s accounting system has been improved. Freddie Mac now has about $5 billion in excess capital, which we believe will be used to directly benefit shareholders in the form of a significant dividend increase and/or share repurchases. The share price is now extremely low and, in our opinion, indicates a negative outlook, yet we believe this stock offers an attractive opportunity for gain in the long run.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them

Our near-term outlook is generally optimistic. We believe the economy will keep growing in 2006, although at a slower pace. Profitability has been helped by productivity gains, which have thus far also kept inflation in check. While the economy remains robust, we believe that the Fed may continue to raise short-term interest rates. In the face of rising rates, we believe the finan-cial sector could face some difficulty, and this explains our decision to reduce the fund’s allocation to this sector as a whole. Nevertheless, we are finding some attractively valued finan-cial stocks with strong potential, most notably within the insurance industry. We are also taking a closer look at value opportunities within the basic materials and large-cap technology sectors. Overall, we see greater value in larger-cap stocks, many of which now offer dividend yields greater than those offered by money market instruments.

Putnam Equity Income Fund targets stocks of well-managed companies offering higher-than-average dividend yields. This type of stock is well represented in the fund’s portfolio, and we believe it offers strong potential for attractive returns over time. As always, we remain committed to helping you pursue your investment goals and we believe the fund can serve as the core fund in a diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended November 30, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 11/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.93%	10.72%	9.97%	9.97%	10.09%	10.09%	10.24%	10.10%	10.65%	11.00%

10 years	158.51	144.83	139.86	139.86	139.97	139.97	146.07	137.56	152.38	163.19
Annual average	9.96	9.37	9.14	9.14	9.15	9.15	9.42	9.04	9.70	10.16

5 years	33.72	26.73	28.81	26.81	28.81	28.81	30.50	25.89	32.14	35.47
Annual average	5.98	4.85	5.19	4.86	5.19	5.19	5.47	4.71	5.73	6.26

3 years	43.59	36.04	40.42	37.42	40.33	40.33	41.45	36.54	42.66	44.63
Annual average	12.82	10.80	11.98	11.18	11.96	11.96	12.25	10.94	12.57	13.09

1 year	8.99	3.28	8.24	3.28	8.18	7.19	8.49	4.66	8.75	9.31

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 11/30/95 to 11/30/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,986 and $23,997 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $24,607 ($23,756 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $25,238 and $26,319, respectively. See first page of performance section for performance calculation method.

Comparative index returns

For periods ended 11/30/05

		Lipper Equity
	Russell 1000	Income Funds
	Value Index	category average*

Annual average
(life of fund)	--†	11.97%

10 years	187.83%	137.50
Annual average	11.15	8.90

5 years	34.98	26.95
Annual average	6.18	4.68

3 years	54.17	44.26
Annual average	15.52	12.92

1 year	9.96	8.39

Index and Lipper results should be compared to fund performance at net asset value.
*	Over the 1-, 3-, 5-, and 10-year periods ended 11/30/05, there were 225, 161, 129, and 73 funds, respectively, in this Lipper category.
†	The inception date of the Russell 1000 Value Index was 12/31/78.

Fund price and distribution information
For the 12-month period ended 11/30/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	5		5	5	5		5	5

Income	$0.232		$0.100	$0.104	$0.131		$0.191	$0.274

Capital gains

Long-term	1.255		1.255	1.255	1.255		1.255	1.255

Short-term	0.143		0.143	0.143	0.143		0.143	0.143

Total	$1.630		$1.498	$1.502	$1.529		$1.589	$1.672

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
11/30/04	$16.83	$17.76	$16.68	$16.74	$16.70	$17.31	$16.79	$16.83

11/30/05	16.71	17.64	16.56	16.61	16.59	17.15*	16.67	16.72

Current yield
(end of period)

Current
dividend rate[1]	1.51%	1.43%	0.68%	0.70%	0.96%	0.93%	1.25%	1.77%

Current 30-day
SEC yield[2]	1.50	1.42	0.73	0.73	0.99	0.95	1.24	1.76

*	Reflects a reduction in sales charges that took effect on April 1, 2005.

1	Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2	Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.92%	10.71%	9.96%	9.96%	10.09%	10.09%	10.24%	10.10%	10.64%	10.99%

10 years	154.55	141.08	135.83	135.83	136.31	136.31	142.15	133.72	148.46	159.16
Annual average	9.79	9.20	8.96	8.96	8.98	8.98	9.25	8.86	9.53	9.99

5 years	28.74	22.00	23.96	21.96	23.98	23.98	25.59	21.23	27.17	30.34
Annual average	5.18	4.06	4.39	4.05	4.39	4.39	4.66	3.93	4.92	5.44

3 years	50.11	42.22	46.69	43.69	46.77	46.77	47.87	42.75	49.06	51.21
Annual average	14.50	12.46	13.62	12.84	13.64	13.64	13.93	12.60	14.23	14.78

1 year	5.68	0.12	4.87	0.06	4.89	3.93	5.17	1.48	5.39	6.00

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Equity Income Fund from June 1, 2005, to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.95	$ 8.80	$ 8.80	$ 7.51	$ 6.23	$ 3.66

Ending value (after expenses)	$1,055.70	$1,051.90	$1,052.00	$1,053.10	$1,054.60	$1,057.60

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2005, use the calculation method below. To find the value of your investment on June 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 06/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.86	$ 8.64	$ 8.64	$ 7.38	$ 6.12	$ 3.60

Ending value (after expenses)	$1,020.26	$1,016.50	$1,016.50	$1,017.75	$1,019.00	$1,021.51

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio†	0.96%	1.71%	1.71%	1.46%	1.21%	0.71%

Average annualized expense
ratio for Lipper peer group‡	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with
   Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002*	2001*

Putnam Equity Income Fund	52%	46%	65%	59%	70%

Lipper Equity Income Funds
category average	49%	44%	56%	50%	55%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

* Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income teams. Bartlett Geer is the Portfolio Leader and Kevin Cronin and Jeanne Mockard are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Bartlett Geer	2005			*

Portfolio Leader	2004			*

Kevin Cronin	2005	*

Portfolio Member	2004	*

Jeanne Mockard	2005					*

Portfolio Member	2004					*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of The George Putnam Fund of Boston.

Jeanne Mockard is also a Portfolio Leader of The George Putnam Fund of Boston.

Bartlett Geer, Kevin Cronin, and Jeanne Mockard may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended November 30, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of November 30, 2005, and November 30, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005			*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005					*

Chief of Operations	2004					*

Francis McNamara, III	2005				*

General Counsel	2004				*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (reduced to 3.25% on April 1, 2005).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

56th	32nd	24th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash.

The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund’s portfolio, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

The fund’s portfolio 11/30/05

COMMON STOCKS (94.2%)*

	Shares	Value

Aerospace and Defense (2.6%)
Boeing Co. (The)	415,400	$28,326,126
Lockheed Martin Corp. (S)	1,075,900	65,199,540
		93,525,666

Banking (11.3%)
Bank of America Corp. (S)	4,160,600	190,929,934
Bank of New York Co., Inc. (The)	12,500	405,000
PNC Financial Services Group	192,700	12,288,479
State Street Corp.	83,786	4,833,614
U.S. Bancorp	4,063,200	123,033,696
Wachovia Corp.	989,900	52,860,660
Washington Mutual, Inc. (S)	369,000	15,199,110
Wells Fargo & Co.	58,700	3,689,295
		403,239,788

Beverage (0.6%)
Coca-Cola Enterprises, Inc.	1,208,800	23,233,136

Building Materials (2.6%)
Masco Corp.	2,154,000	64,124,580
Sherwin Williams Co.	689,300	30,218,912
		94,343,492

Cable Television (1.0%)
Comcast Corp. Class A † (S)	1,344,700	35,500,080

Chemicals (1.0%)
Dow Chemical Co. (The)	351,500	15,905,375
Huntsman Corp. † (S)	323,100	6,138,900
PPG Industries, Inc. (S)	248,500	15,091,405
		37,135,680

Commercial and Consumer Services (0.6%)
Cendant Corp. (S)	1,288,500	22,896,645

Computers (2.8%)
Hewlett-Packard Co.	2,353,500	69,828,345
IBM Corp.	327,300	29,096,970
		98,925,315

Conglomerates (4.6%)
General Electric Co.	1,099,000	39,256,280
Honeywell International, Inc.	1,041,300	38,049,102
Tyco International, Ltd.	3,087,600	88,058,352
		165,363,734

COMMON STOCKS (94.2%)* continued

	Shares	Value

Consumer Finance (1.8%)
Capital One Financial Corp.	585,800	$48,656,548
Countrywide Financial Corp.	410,500	14,289,505
		62,946,053

Consumer Goods (1.1%)
Colgate-Palmolive Co.	31,300	1,706,476
Procter & Gamble Co. (The)	649,900	37,167,781
		38,874,257

Containers (0.2%)
Owens-Illinois, Inc. †	247,400	5,380,950

Electric Utilities (4.9%)
Dominion Resources, Inc. (S)	367,500	27,911,625
DPL, Inc. (S)	425,500	10,871,525
Entergy Corp.	496,100	34,727,000
Exelon Corp.	632,200	32,899,688
PG&E Corp. (S)	1,020,200	37,522,956
Progress Energy, Inc.	32,500	1,455,350
Public Service Enterprise Group, Inc. (S)	221,900	13,917,568
Westar Energy, Inc.	208,400	4,714,008
Wisconsin Energy Corp.	254,700	9,665,865
		173,685,585

Electronics (1.5%)
Avnet, Inc. † (S)	573,200	12,897,000
Intel Corp.	1,571,000	41,914,280
		54,811,280

Energy (0.6%)
Pride International, Inc.†	345,400	10,289,466
Weatherford International, Ltd. †	181,700	12,629,967
		22,919,433

Financial (8.6%)
Citigroup, Inc.	3,445,200	167,264,460
Fannie Mae	986,200	47,386,910
Freddie Mac	1,138,100	71,074,345
PMI Group, Inc. (The) (S)	531,200	21,566,720
		307,292,435

Food (0.7%)
General Mills, Inc.	500,600	23,793,518

Forest Products and Packaging (0.2%)
Georgia-Pacific Corp.	170,600	8,067,674

Health Care Services (1.7%)
Cardinal Health, Inc.	428,000	27,370,600
CIGNA Corp.	295,400	33,238,408
		60,609,008

COMMON STOCKS (94.2%)* continued

	Shares	Value

Homebuilding (0.4%)
Lennar Corp. (S)	270,800	$15,619,744

Household Furniture and Appliances (0.8%)
Whirlpool Corp. (S)	360,700	29,523,295

Insurance (8.2%)
ACE, Ltd. (Bermuda)	1,442,100	80,036,550
American International Group, Inc.	933,100	62,648,334
Axis Capital Holdings, Ltd. (Bermuda)	1,098,651	33,267,152
Chubb Corp. (The)	312,700	30,281,868
Endurance Specialty Holdings, Ltd. (Bermuda)	505,800	17,424,810
Everest Re Group, Ltd. (Barbados)	384,600	40,429,152
MetLife, Inc. (S)	207,000	10,648,080
St. Paul Travelers Cos., Inc. (The)	374,300	17,416,179
		292,152,125

Investment Banking/Brokerage (2.2%)
Goldman Sachs Group, Inc. (The)	119,400	15,397,824
Lehman Brothers Holdings, Inc. (S)	131,100	16,518,600
Morgan Stanley	810,500	45,412,315
		77,328,739

Machinery (0.7%)
Parker-Hannifin Corp.	340,500	23,293,605

Manufacturing (1.1%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	1,015,200	40,232,376

Media (1.2%)
Walt Disney Co. (The) (S)	1,677,000	41,807,610

Medical Technology (0.6%)
Baxter International, Inc.	87,200	3,391,208
PerkinElmer, Inc.	727,930	16,604,083
		19,995,291

Metals (0.8%)
Alcoa, Inc. (S)	1,043,000	28,588,630

Natural Gas Utilities (0.1%)
Sempra Energy	44,591	1,959,774

Oil & Gas (13.0%)
Amerada Hess Corp. (S)	269,800	33,055,896
Burlington Resources, Inc.	343,000	24,781,750
Chevron Corp.	2,609,821	149,568,842
EOG Resources, Inc.	100,900	7,239,575
Exxon Mobil Corp.	2,569,900	149,131,297
Marathon Oil Corp.	852,400	50,538,796

COMMON STOCKS (94.2%)* continued

	Shares	Value

Oil & Gas continued
Occidental Petroleum Corp. (S)	357,200	$28,325,960
Valero Energy Corp.	205,900	19,807,580
		462,449,696

Pharmaceuticals (4.9%)
Abbott Laboratories	358,400	13,515,264
Bristol-Myers Squibb Co.	203,100	4,384,929
Johnson & Johnson	518,800	32,035,900
Pfizer, Inc.	3,977,900	84,331,480
Wyeth	976,500	40,583,340
		174,850,913

Publishing (0.2%)
R. R. Donnelley & Sons Co.	248,200	8,488,440

Railroads (1.2%)
Norfolk Southern Corp.	962,900	42,598,696

Regional Bells (1.1%)
Verizon Communications, Inc.	1,172,900	37,509,342

Restaurants (1.2%)
McDonald’s Corp.	1,295,500	43,852,675

Retail (2.6%)
Foot Locker, Inc.	132,600	2,893,332
Office Depot, Inc. †	890,900	26,441,912
Rite Aid Corp. † (S)	1,627,800	6,006,582
Sears Holdings Corp. †	99,800	11,478,996
Supervalu, Inc.	889,100	29,091,352
TJX Cos., Inc. (The) (S)	761,900	17,074,179
		92,986,353

Software (1.8%)
Microsoft Corp.	948,700	26,288,477
Oracle Corp. †	2,982,700	37,492,539
		63,781,016

Telecommunications (1.4%)
Sprint Nextel Corp.	2,019,218	50,561,219

Tobacco (1.8%)
Altria Group, Inc.	870,400	63,356,416

Trucks & Parts (0.5%)
Autoliv, Inc. (Sweden) (S)	405,600	17,749,056

Waste Management (--%)
Waste Management, Inc.	39,000	1,166,490

Total common stocks (cost $2,804,386,110)		$3,362,395,230

CONVERTIBLE PREFERRED STOCKS (4.5%)*

	Shares	Value

Amerada Hess Corp. $3.50 cv. pfd.	153,500	$15,887,250
Chubb Corp. (The) $1.75 cv. pfd.	92,200	3,227,000
Citigroup Funding, Inc. Ser. GNW, zero % cv. pfd.	142,630	4,670,847
Conseco, Inc. $1.38 cum. cv. pfd.	124,400	3,374,350
Fortis Insurance NV 144A 7.75% cv. pfd. (Netherlands)	1,180	1,441,960
Freeport-McMoRan Copper & Gold, Inc. 144A
5.50% cv. pfd.	839	950,063
Hartford Financial Services Group, Inc. (The) $3.50 cv. pfd.	125,232	9,924,636
Hartford Financial Services Group, Inc. (The) $3.00 cv. pfd.	140,403	10,968,984
Huntsman Corp. $2.50 cv. pfd. (S)	469,800	20,201,400
Interpublic Group of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	2,000	1,826,500
Lehman Brothers Holdings, Inc. $1.563 cv. pfd.	325,200	8,455,200
MetLife, Inc. Ser. B, $1.594 cv. pfd.	66,480	1,894,680
ONEOK, Inc. $2.125 units cv. pfd.	228,500	7,597,625
Platinum Underwriters Holdings, Ltd. Ser. A,
6.00% cv. pfd. (Bermuda)	49,500	1,552,409
PMI Group, Inc. (The) $1.469 cv. pfd.	201,300	4,957,013
State Street Escrow zero % cv. pfd.	6,600	126,575
UnumProvident Corp. $2.063 cv. pfd.	37,400	1,575,475
Xerox Corp. 6.25% cv. pfd.	410,470	49,410,326
XL Capital, Ltd. $1.625 cv. pfd. (Bermuda)	594,603	13,200,187

Total convertible preferred stocks (cost $144,632,512)		$161,242,480

UNITS (0.1%)* (cost $3,089,822)

	Units	Value

Hercules Trust II Ser. units, 6.50%, 2029	3,974,000	$2,920,890

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $1,888,893)

	Principal amount	Value

Tyco International Group SA cv. company
guaranty Ser. A, 2 3/4s, 2018 (Luxembourg)	$1,500,000	$1,876,875

CORPORATE BONDS AND NOTES (--%)* (cost $8,793)

	Principal amount	Value

York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †	$ 8,032	$670

SHORT-TERM INVESTMENTS (4.6%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 4.00% to 4.29%
and due dates ranging from December 1, 2005
to January 27, 2006 (d)	$151,473,218	$151,260,770
Putnam Prime Money Market Fund (e)	11,683,437	11,683,437

Total short-term investments (cost $162,944,207)		$162,944,207

TOTAL INVESTMENTS
Total investments (cost $3,116,950,337)		$3,691,380,352

* Percentages indicated are based on net assets of $3,570,837,056.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at November 30, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.

     These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/05

ASSETS
Investment in securities, at value, including $147,164,334 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,105,266,900)	$3,679,696,915
Affiliated issuers (identified cost $11,683,437) (Note 5)	11,683,437

Cash	1,368,952

Dividends, interest and other receivables	10,894,677

Receivable for shares of the fund sold	7,641,350

Receivable for securities sold	53,613,175

Total assets	3,764,898,506

LIABILITIES
Payable for securities purchased	28,335,248

Payable for shares of the fund repurchased	6,835,109

Payable for compensation of Manager (Notes 2 and 5)	4,408,287

Payable for investor servicing and custodian fees (Note 2)	1,047,372

Payable for Trustee compensation and expenses (Note 2)	185,061

Payable for administrative services (Note 2)	3,799

Payable for distribution fees (Note 2)	1,686,430

Collateral on securities loaned, at value (Note 1)	151,260,770

Other accrued expenses	299,374

Total liabilities	194,061,450

Net assets	$3,570,837,056

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,976,304,428

Undistributed net investment income (Note 1)	25,663,731

Accumulated net realized loss on investments (Note 1)	(5,561,118)

Net unrealized appreciation of investments	574,430,015

Total -- Representing net assets applicable to capital shares outstanding	$3,570,837,056

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,387,386,797 divided by 142,851,628 shares)	$16.71

Offering price per class A share
(100/94.75 of $16.71)*	$17.64

Net asset value and offering price per class B share
($725,437,345 divided by 43,811,536 shares)**	$16.56

Net asset value and offering price per class C share
($90,221,833 divided by 5,431,225 shares)**	$16.61

Net asset value and redemption price per class M share
($53,673,287 divided by 3,235,387 shares)	$16.59

Offering price per class M share
(100/96.75 of $16.59)*	$17.15

Net asset value, offering price and redemption price per class R share
($2,417,131 divided by 145,026 shares)	$16.67

Net asset value, offering price and redemption price per class Y share
($311,700,663 divided by 18,646,220 shares)	$16.72

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/05

INVESTMENT INCOME
Dividends (net of foreign tax of $27,435)	$ 87,431,908

Interest (including interest income of $1,181,417
from investments in affiliated issuers) (Note 5)	1,583,137

Securities lending	184,453

Other income (Note 6)	434,247

Total investment income	89,633,745

EXPENSES
Compensation of Manager (Note 2)	17,679,493

Investor servicing fees (Note 2)	7,124,595

Custodian fees (Note 2)	255,686

Trustee compensation and expenses (Note 2)	128,100

Administrative services (Note 2)	77,400

Distribution fees -- Class A (Note 2)	5,643,154

Distribution fees -- Class B (Note 2)	7,899,425

Distribution fees -- Class C (Note 2)	867,765

Distribution fees -- Class M (Note 2)	636,647

Distribution fees -- Class R (Note 2)	9,052

Other	466,211

Non-recurring costs (Notes 2 and 6)	40,855

Costs assumed by Manager (Notes 2 and 6)	(40,855)

Fees waived and reimbursed by Manager (Note 5)	(61,475)

Total expenses	40,726,053

Expense reduction (Note 2)	(789,905)

Net expenses	39,936,148

Net investment income	49,697,597

Net realized gain on investments (Notes 1 and 3)	296,999,709

Net realized gain on futures contracts (Note 1)	61,288

Net unrealized depreciation of investments during the year	(49,275,845)

Net gain on investments	247,785,152

Net increase in net assets resulting from operations	$297,482,749

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	11/30/05	11/30/04

Operations:
Net investment income	$ 49,697,597	$ 43,075,510

Net realized gain on investments	297,060,997	200,642,776

Net unrealized appreciation (depreciation) of investments	(49,275,845)	197,835,402

Net increase in net assets resulting from operations	297,482,749	441,553,688

Distributions to shareholders: (Note 1)

From net investment income

Class A	(29,800,660)	(24,572,090)

Class B	(4,575,163)	(4,485,079)

Class C	(516,278)	(436,980)

Class M	(719,749)	(1,107,393)

Class R	(18,938)	(9,144)

Class Y	(5,154,098)	(6,211,848)

From net realized short-term gain on investments

Class A	(18,966,797)	--

Class B	(5,828,015)	--

Class C	(721,600)	--

Class M	(430,882)	--

Class R	(19,070)	--

Class Y	(2,465,062)	--

From net realized long-term gain on investments

Class A	(166,456,853)	--

Class B	(51,147,964)	--

Class C	(6,332,920)	--

Class M	(3,781,517)	--

Class R	(167,367)	--

Class Y	(21,633,936)	--

Redemption fees (Note 1)	12,368	723

Increase from capital share transactions (Note 4)	138,614,189	25,880,509

Total increase in net assets	117,372,437	430,612,386

NET ASSETS
Beginning of year	3,453,464,619	3,022,852,233

End of year (including undistributed net investment
income of $25,663,731 and $16,934,975, respectively)	$3,570,837,056	$3,453,464,619
The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$16.83	$14.84	$13.15	$14.62	$14.86

Investment operations:
Net investment income (a)	.28(d,e)	.24(d)	.23	.23	.23

Net realized and unrealized
gain (loss) on investments	1.23	1.96	1.67	(1.30)	(.13)

Total from
investment operations	1.51	2.20	1.90	(1.07)	.10

Less distributions:
From net investment income	(.23)	(.21)	(.21)	(.19)	(.25)

From net realized gain
on investments	(1.40)	--	--	(.21)	(.09)

Total distributions	(1.63)	(.21)	(.21)	(.40)	(.34)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$16.71	$16.83	$14.84	$13.15	$14.62

Total return at
net asset value (%)(b)	8.99	14.93	14.64	(7.52)	.70

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,387,387	$2,033,669	$1,757,848	$1,395,261	$1,247,244

Ratio of expenses to
average net assets (%)(c)	.98(d)	1.07(d)	1.02	1.00	.97

Ratio of net investment income
to average net assets (%)	1.58(d,e)	1.51(d)	1.70	1.65	1.55

Portfolio turnover (%)	52.27	46.07	65.45	59.27(g)	70.40(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$16.68	$14.71	$13.05	$14.51	$14.75

Investment operations:
Net investment income (a)	.14(d,e)	.12(d)	.13	.12	.12

Net realized and unrealized
gain (loss) on investments	1.24	1.94	1.65	(1.29)	(.13)

Total from
investment operations	1.38	2.06	1.78	(1.17)	(.01)

Less distributions:
From net investment income	(.10)	(.09)	(.12)	(.08)	(.14)

From net realized gain
on investments	(1.40)	--	--	(.21)	(.09)

Total distributions	(1.50)	(.09)	(.12)	(.29)	(.23)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$16.56	$16.68	$14.71	$13.05	$14.51

Total return at
net asset value (%)(b)	8.24	14.07	13.72	(8.22)	(.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$725,437	$819,239	$696,081	$520,369	$535,367

Ratio of expenses to
average net assets (%)(c)	1.73(d)	1.82(d)	1.77	1.75	1.72

Ratio of net investment income
to average net assets (%)	.83(d,e)	.76(d)	.95	.90	.80

Portfolio turnover (%)	52.27	46.07	65.45	59.27(g)	70.40(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class B shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$16.74	$14.76	$13.10	$14.56	$14.81

Investment operations:
Net investment income (a)	.14(d,e)	.12(d)	.13	.12	.12

Net realized and unrealized
gain (loss) on investments	1.23	1.95	1.65	(1.28)	(.13)

Total from
investment operations	1.37	2.07	1.78	(1.16)	(.01)

Less distributions:
From net investment income	(.10)	(.09)	(.12)	(.09)	(.15)

From net realized gain
on investments	(1.40)	--	--	(.21)	(.09)

Total distributions	(1.50)	(.09)	(.12)	(.30)	(.24)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$16.61	$16.74	$14.76	$13.10	$14.56

Total return at
net asset value (%)(b)	8.18	14.09	13.70	(8.15)	(.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$90,222	$80,165	$68,065	$40,600	$31,813

Ratio of expenses to
average net assets (%)(c)	1.73(d)	1.82(d)	1.77	1.75	1.72

Ratio of net investment income
to average net assets (%)	.83(d,e)	.76(d)	.93	.90	.80

Portfolio turnover (%)	52.27	46.07	65.45	59.27(g)	70.40(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class C shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$16.70	$14.73	$13.06	$14.52	$14.76

Investment operations:
Net investment income (a)	.19(d,e)	.16(d)	.14	.25	.16

Net realized and unrealized
gain (loss) on investments	1.23	1.94	1.68	(1.38)	(.13)

Total from
investment operations	1.42	2.10	1.82	(1.13)	.03

Less distributions:
From net investment income	(.13)	(.13)	(.15)	(.12)	(.18)

From net realized gain
on investments	(1.40)	--	--	(.21)	(.09)

Total distributions	(1.53)	(.13)	(.15)	(.33)	(.27)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$16.59	$16.70	$14.73	$13.06	$14.52

Total return
at net asset value (%)(b)	8.49	14.32	14.05	(7.93)	.20

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$53,673	$133,313	$132,718	$99,382	$70,250

Ratio of expenses to
average net assets (%)(c)	1.48(d)	1.57(d)	1.52	1.50	1.47

Ratio of net investment income
to average net assets (%)	1.11(d,e)	1.01(d)	1.20	1.16	1.05

Portfolio turnover (%)	52.27	46.07	65.45	59.27(g)	70.40(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class M shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Year ended	Period

	11/30/05	11/30/04	1/21/03†-11/30/03
Net asset value,
beginning of period	$16.79	$14.81	$12.90

Investment operations:
Net investment income (a)	.23(d,e)	.20(d)	.18

Net realized and unrealized
gain on investments	1.24	1.96	1.89

Total from
investment operations	1.47	2.16	2.07

Less distributions:
From net investment income	(.19)	(.18)	(.16)

From net realized gain
on investments	(1.40)	--	--

Total distributions	(1.59)	(.18)	(.16)

Redemption fees	--(f )	--(f )	--

Net asset value,
end of period	$16.67	$16.79	$14.81

Total return at
net asset value (%)(b)	8.75	14.65	16.16*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,417	$1,280	$487

Ratio of expenses to
average net assets (%)(c)	1.23(d)	1.32(d)	1.09*

Ratio of net investment income
to average net assets (%)	1.33(d,e)	1.28(d)	1.24*

Portfolio turnover (%)	52.27	46.07	65.45

†	Commencement of operations.
*	Not annualized.
(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30,
2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).
(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class R shares (Note 6).
(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	11/30/05	11/30/04	11/30/03	11/30/02	11/30/01

Net asset value,
beginning of period	$16.83	$14.84	$13.16	$14.62	$14.86

Investment operations:
Net investment income (a)	.32(d,e)	.28(d)	.26	.19	.27

Net realized and unrealized
gain (loss) on investments	1.24	1.96	1.66	(1.22)	(.13)

Total from
investment operations	1.56	2.24	1.92	(1.03)	.14

Less distributions:
From net investment income	(.27)	(.25)	(.24)	(.22)	(.29)

From net realized gain
on investments	(1.40)	--	--	(.21)	(.09)

Total distributions	(1.67)	(.25)	(.24)	(.43)	(.38)

Redemption fees	--(f )	--(f )	--	--	--

Net asset value,
end of period	$16.72	$16.83	$14.84	$13.16	$14.62

Total return at
net asset value (%)(b)	9.31	15.22	14.83	(7.22)	.96

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$311,701	$385,798	$367,653	$152,130	$97,831

Ratio of expenses to
average net assets (%)(c)	.73(d)	.82(d)	.77	.75	.72

Ratio of net investment income
to average net assets (%)	1.84(d,e)	1.76(d)	1.90	1.91	1.77

Portfolio turnover (%)	52.27	46.07	65.45	59.27(g)	70.40(g)

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended November 30, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(f)	Amount represents less than $0.01 per share.

(g)	Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/05

Note 1: Significant accounting policies

Putnam Equity Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluc-tuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At November 30, 2005, the value of securities loaned amounted to $147,164,334. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $151,260,770 which is pooled with collateral of other Putnam funds into 25 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest and realized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2005, the fund reclassified $183,955 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $183,955.

The tax basis components of distributable earnings and the federal tax cost as of period end November 30, 2005 were as follows:

Unrealized appreciation	$ 642,084,057
Unrealized depreciation	(88,090,981)
------------------------------
Net unrealized appreciation	553,993,076
Undistributed ordinary income	25,187,458
Undistributed short-term gain	6,008,702
Undistributed long-term gain	9,346,109
Cost for federal income
tax purposes	$3,137,387,276

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended November 30, 2005, Putnam Management did not waive any of its management fee from the fund. For year ended November 30, 2005, Putnam Management has assumed $40,855 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2005, the fund incurred $7,348,781 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2005, the fund’s expenses were reduced by $789,905 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $831, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $279,100 and $3,829 from the sale of class A and class M shares, respectively, and received $756,453 and $6,971 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2005, Putnam Retail Management, acting as underwriter, received $2,586 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,827,248,064 and $1,921,119,639, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 11/30/05:
Shares sold	38,153,409	$ 664,887,893

Shares issued
in connection
with reinvestment
of distributions	12,044,529	203,370,625

	50,197,938	868,258,518
Shares
repurchased	(28,211,802)	(493,019,582)

Net increase	21,986,136	$ 375,238,936

Year ended 11/30/04:
Shares sold	34,931,733	$ 555,723,344

Shares issued
in connection
with reinvestment
of distributions	1,455,042	22,841,867

	36,386,775	578,565,211

Shares
repurchased	(34,002,932)	(537,635,306)

Net increase	2,383,843	$ 40,929,905

CLASS B	Shares	Amount
Year ended 11/30/05:
Shares sold	8,111,158	$ 139,876,517

Shares issued
in connection
with reinvestment
of distributions	3,367,089	56,185,365

	11,478,247	196,061,882

Shares
repurchased	(16,774,090)	(290,554,883)

Net decrease	(5,295,843)	$ (94,493,001)
Year ended 11/30/04:
Shares sold	13,784,362	$ 216,669,090

Shares issued
in connection
with reinvestment
of distributions	257,663	4,015,144

	14,042,025	220,684,234

Shares
repurchased	(12,247,350)	(192,064,784)

Net increase	1,794,675	$ 28,619,450

CLASS C	Shares	Amount
Year ended 11/30/05:
Shares sold	1,399,937	$ 24,199,210

Shares issued
in connection
with reinvestment
of distributions	396,652	6,637,039

	1,796,589	30,836,249

Shares
repurchased	(1,155,023)	(20,086,809)

Net increase	641,566	$ 10,749,440

Year ended 11/30/04:
Shares sold	1,377,224	$ 21,723,313

Shares issued
in connection
with reinvestment
of distributions	23,360	365,251

	1,400,584	22,088,564

Shares
repurchased	(1,222,624)	(19,240,895)

Net increase	177,960	$ 2,847,669

CLASS M	Shares	Amount
Year ended 11/30/05:
Shares sold	731,531	$12,639,675

Shares issued
in connection
with reinvestment
of distributions	285,322	4,781,170

	1,016,853	17,420,845

Shares
repurchased	(5,764,121)	(96,614,672)

Net decrease	(4,747,268)	$ (79,193,827)

Year ended 11/30/04:
Shares sold	1,440,008	$ 22,694,763

Shares issued
in connection
with reinvestment
of distributions	69,934	1,089,426

	1,509,942	23,784,189

Shares
repurchased	(2,539,503)	(39,832,194)

Net decrease	(1,029,561)	$(16,048,005)

CLASS R	Shares	Amount
Year ended 11/30/05:
Shares sold	95,488	$ 1,659,230

Shares issued
in connection
with reinvestment
of distributions	9,947	167,243

	105,435	1,826,473

Shares
repurchased	(36,667)	(636,667)

Net increase	68,768	$ 1,189,806

Year ended 11/30/04:
Shares sold	50,559	$ 801,385

Shares issued
in connection
with reinvestment
of distributions	508	7,977

	51,067	809,362

Shares
repurchased	(7,718)	(124,607)

Net increase	43,349	$ 684,755

CLASS Y	Shares	Amount
Year ended 11/30/05:
Shares sold	5,349,682	$ 93,256,809

Shares issued
in connection
with reinvestment
of distributions	1,730,034	29,253,096

	7,079,716	122,509,905

Shares
repurchased	(11,360,031)	(197,387,070)

Net decrease	(4,280,315)	$ (74,877,165)

Year ended 11/30/04:
Shares sold	6,192,816	$ 98,498,509

Shares issued
in connection
with reinvestment
of distributions	395,930	6,211,214

	6,588,746	104,709,723

Shares
repurchased	(8,438,140)	(135,862,988)

Net decrease	(1,849,394)	$ (31,153,265)

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2005, management fees paid were reduced by $61,475 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,181,417 for the year ended November 30, 2005. During the year ended November 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $664,930,705 and $734,077,648, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $434,247 was distributed to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $241,253,943 as long term capital gain, for its taxable year ended November 30, 2005.

The fund designated 97.95% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2005 the fund designated 98.91%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended November 30, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended November 30, 2005.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest- ment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

*	The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.
‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds -- three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds -- ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN020 230195 1/06

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In December 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, to go into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees from using Putnam funds, letterhead or other resources in making political or campaign contributions and (ii) require pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Compliance Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Hill qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2005	$ 31,578	$ --	$ 2,778	$ --
November 30, 2004	$ 34,680*	$ --	$ 2,750	$ 523

* Includes fees of $ 4,130 by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2004. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended November 30, 2005 and November 30, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $2,778 and $3,273 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Compliance Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2005	$ --	$ --	$ --	$ --
November 30, 2004	$ --	$ --	$ --	$ --

Item 5. Audit Committee

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment
Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: January 27, 2006

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: January 27, 2006